LEGG MASON TAX EXEMPT TRUST, INC.

         Supplement to the Prospectus dated May 1, 1995

The following information is inserted in the section captioned "Prospectus Highlights" on page 2 of the Prospectus:

Subsequent Purchases:
     $500 minimum, generally.  See "How You Can Invest in the Fund," page 8.

Under the section entitled "How You Can Invest in the Fund," page 8, the second and third paragraphs should read:

     The minimum initial investment in the Fund for each account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $500, except as noted below. Those investing through the Fund's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic transfer of funds from Legg Mason brokerage accounts, accounts with other financial institutions and certain unit investment trusts are subject to lower minimum initial and subsequent investments.

     The Fund reserves the right to change the minimum amount requirements at its discretion. You should always furnish your shareholder account number when making additional purchases of shares of the Fund.



                                                            October 1, 1995


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                       LEGG MASON TAX EXEMPT TRUST, INC.

    Supplement to the Statement of Additional Information dated May 1, 1995


The following information is inserted in the section captioned "Additional Purchase and Redemption Information" on page 7 of the Statement of Additional
Information:

     The Prospectus explains that the minimum initial investment in the Fund is $1,000 and subsequent investments must be at least $500.


                                                            October 1, 1995